Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated May 5, 2021

to the Summary Prospectus dated May 1, 2021

Effective immediately, the legend at the bottom of the cover page of the Summary Prospectus is deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks.  The Portfolio’s prospectus and Statement of Additional Information, both dated May 1, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at http://connect.rightprospectus.com/globalatlanticportfolios. You can also obtain these documents at no cost by calling 1-877-355-1820 or by sending an email request to GlobalAtlanticPortfolios@gafg.com.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1061_050521